EXHIBIT 3i.2


DEAN HELLER                   STATE OF NEVADA          CHARLES E. MOORE
Secretary of State             OFFICE OF THE           Securities Administrator
                             SECRETARY OF STATE
RENEE L. PARKER                                        SCOTT W. ANDERSON
Chief Deputy                                           Deputy Secretary
Secretary of State                                     for Commercial Recordings

PAMELA RUCKEL                                          ELLICK HSU
Deputy Secretary                                       Deputy Secretary
for Southern Nevada                                    for Elections


                             FILING ACKNOWLEDGEMENT

                                                                 August 15, 2006

Job Number                    Corporation Number
C20060815-0965                E0380702006-3


                              Document Filing
Filing Description            Number                 Date/Time of Filing
Merge In                      20060520402-21         August 15, 2006 10:00:45 AM


Corporation Name                             Resident Agent
POINT ACQUISITION CORPORATION                UNITED CORPORATE SERVICES, INC.


The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.


                                        Respectfully,


                                        /s/ Dean Heller

                                        DEAN HELLER
                                        Secretary of State




                         Commercial Recording Division
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax (775) 684-7138

DEAN HELLER                   STATE OF NEVADA          CHARLES E. MOORE
Secretary of State             OFFICE OF THE           SecuritiesAdministrator
                             SECRETARY OF STATE
RENEE L. PARKER                                        SCOTT W. ANDERSON
Chief Deputy                                           Deputy Secretary
Secretary of State                                     for Commercial Recordings

PAMELA RUCKEL                                          ELLICK HSU
Deputy Secretary                                       Deputy Secretary
for Southern Nevada                                    for Elections


                                 CERTIFIED COPY
                                                                 August 15, 2006


JOB NUMBER:         C20060815-0965
REFERENCE NUMBER:   00000937951-54
EXPEDITE:
THROUGH DATE:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)            Description              Number of Pages
20060520402-21                Merge In                 8 Pages/l Copies



[SEAL]
                                        Respectfully,


                                        /s/ Dean Heller

                                        DEAN HELLER
                                        Secretary of State


                                        By /s/
                                        Certification Clerk


                         Commercial Recording Division
                              202 N. Carson Street
                         Carson City, Nevada 89701-4069
                            Telephone (775) 684-5708
                               Fax (775) 684-7138

DEAN HELLER                                                Entity #
Secretary of State                                         E0380702006-3
206 North Carson Street
Carson City, Nevada 89701-4299                             Document Number:
(775) 684 5708 Website: secretaryofstate.biz               20060520402-21

                                                           Date Filed:
                                                           8/15/2006 10:00:45 PM

   ARTICLES OF MERGER                                      In the office of
(PURSUANT TO NRS 92A.200)
         PAGE 1                                            /s/ Dean Heller

                                                           Dean Heller
                                                           Secretary of State

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.


     Name of merging entity
     Leadpoint Consolidated Mines Company               Corporation

     Jurisdiction                                       Entity type *
     Florida

     Name of merging entity

     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     Name of merging entity

     Jurisdiction                                       Entity type *

     and,

          Name of surviving entity

     Point Acquisition Corporation                      A Nevada Corporation
     Jurisdiction                                       Entity type *
     Nevada


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 2




2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

               Attn:

               c/o:

3)   (Choose one)

     [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

     (a)  Owner's approval was not required from


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;


          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 3



     (b)  The plan was approved by the required consent of the owners of *:


          Leadpoint Consolidated Mines Company
          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;

          Point Acquisition Corporation
          Name of surviving entity, if applicable


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 4



(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable


          Name of merging entity, if applicable

          and, or;


          Name of surviving entity, if applicable


This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 5



5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:







6)   Location of Plan of Merger (check a or b):

     [X] (a) The entire plan of merger is attached;

     or,

     [ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)":


* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A. 180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
         PAGE 6


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)* (if there are more than four merging entities, check box [ ] and attach an "8 1/2 x 11 " blank sheet containing the required information for each additional entity.):


          Leadpoint Consolidated Mines Company
          Name of merging entity

          /s/ Steven L. Siskind              Vice President             08/09/06
          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Name of merging entity

          Signature                          Title                        Date

          Point Acquisition Corporation
          Name of surviving entity

          /s/ Steven L. Siskind              Vice President             08/09/06
          Signature                          Title                        Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.


This form must be accompanied by appropriate fees.

     PLAN OF MERGER approved on May 18th, 2006 by Leadpoint Consolidated Mines Company, a business corporation organized under the laws of the State of Washington, and by resolution adopted by its Board of Directors on said date, and approved on May 18th, 2006 by Leadpoint Consolidated Mines Company, a business corporation organized under the laws of the State of Nevada, and by resolution adopted by its Board of Directors on said date.

     1. Point Acquisition Corporation and Leadpoint Consolidated Mines Company shall, pursuant to the provisions of the Washington Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes, be merged with and into a single corporation, to wit, Point Acquisition Corporation, which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Nevada Revised Statutes The separate existence of
       Leadpoint Consolidated Mines Company which is sometimes hereinafter referred to as the "terminating corporation" shall cease upon the effective date of the merger in accordance with the provisions of the Washington Business Corporation Act.

     2. The Articles Incorporation of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the Articles Incorporation of said surviving corporation and shall continue to in full force and effect until amended and changed in the manner prescribed by the provisions of the Nevada Revised Statutes.

     3. The bylaws of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall be the bylaws of said surviving corporation and shall continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

     4. The directors and officers in office of the surviving corporation upon the effective date of the merger in the jurisdiction of its organization shall continue to be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

     5. Each issued share of the terminating corporation shall, upon the effective date of the merger, be converted into 0.00002 share of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

     6. In the event that the merger of the terminating corporation with and into the surviving corporation shall have been fully authorized in accordance with the provisions of the Washington Business Corporation Act and in accordance with the provisions of the Nevada Revised Statues the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Washington and of the State of Nevada, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

     7. The  Board of  Directors  and the  proper  officers  of the  terminating
corporation  and  of  the  surviving  corporation,   respectively,   are  hereby
authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.